Filed Pursuant to Rule 497(a)

File Number: 333-264909

Rule 482 ad

From: [Investor community manager]

Subject: A Special Bonus for [Investor community] Members

Dear Investor Network Member,

We are always looking for unique investment opportunities involving pre-IPO companies that might be of interest to our members.

Today, we’re sharing news on the upcoming launch of [The Destiny Tech100](https://destiny.xyz/tech100), an exchange listed portfolio consisting of shares in later stage startups. Trading is expected to begin on the NYSE later this month under the ticker symbol DXYZ.

The fund’s holdings include positions in SpaceX, OpenAI, Axiom Space, Epic Games, Brex, Discord, Stripe, and more.

To celebrate the launch, Destiny XYZ is offering [#] free shares (~[$] value) to the first 200 Investor Network members who register via this [unique campaign URL].

This offer is good only until [end of campaign].

Have a great weekend and [update on investor community events].

[Closing],

[Manager Name]

[Investor community] has not been provided with cash or other compensation by Destiny XYZ Inc., of which Destiny Advisors LLC is a wholly owned subsidiary (collectively, “Destiny”). [Investor community] is not a current investor in a fund managed by Destiny. No material conflicts of interest have been identified as a result of the relationship between Destiny and [Investor community].

No information, including reference to a fund or funds managed by Destiny, provided herein and no endorsement or testimonial on behalf of Destiny should be interpreted as a recommendation to purchase or sell any securities.

The estimated value per share referenced is based on Destiny Tech100’s most recent net asset value per share as of 12/31/2023 and the [#] share lot size assigned to the first 200 [Investor community members] to sign up. Once listed, the fund may trade at a discount to its net asset value. See Fund website at destiny.xyz/tech100 for more information.

The Fund is a non-diversified closed-end investment company registered under the Investment Company Act of 1940, as amended. There are risks inherent in any investment, including the possible loss of up to 100% of invested capital. There can be no assurance that fund objectives will be achieved. Closed-end funds frequently trade at a discount to their net asset value.

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Shares of a non-diversified fund may rise and fall more than the value of shares of a fund that invests in a broader range of securities. Past performance is no guarantee of future results.

Investors should consider the investment objectives, risks, charges, and expenses carefully before investing, which are fully described in the Fund’s prospectus. A copy of the prospectus may be obtained by visiting the Fund website at destiny.xyz/tech100.